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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): October 30, 2000


              IndyMac MBS, INC., (as depositor under the
              Pooling and Servicing Agreement, dated as of October 1, 2000, providing for the issuance of the IndyMac MBS, INC., Mortgage Pass-Through
              Certificates, Series 2000-H).


                               IndyMac MBS, INC.
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            (Exact name of registrant as specified in its charter)


          Delaware                     333-82831              95-4791925
-----------------------------       ---------------    -----------------------
(State of Other Jurisdiction          (Commission         (I.R.S. Employer
       of Incorporation)              File Number)       Identification No.)

     155 North Lake Avenue
     Pasadena, California                                    91101
  ----------------------------                             ----------
     (Address of Principal                                 (Zip Code)
       Executive Offices)



      Registrant's telephone number, including area code (800) 669-2300
                                                         ----- --------


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

Item 5.       Other Events.
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Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2000-H Salomon Smith Barney Inc. ("Salomon"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "Salomon Computational Materials") for distribution to its potential investors. Although the Company provided Salomon with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Salomon Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Salomon Computational Materials, which are listed Exhibit 99.1 hereto, are filed on Form SE dated October 30, 2000.















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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 17, 1999 and the prospectus supplement dated October 27, 2000, of IndyMac MBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2000-H.

Item 7.       Financial Statements, Pro Forma Financial
              -----------------------------------------
              Information and Exhibits.
              ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. Salomon Computational Materials filed on Form SE dated October 30, 2000.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IndyMac MBS, INC.




                                     By: /s/ S. Blair Abernathy
                                        --------------------------------------
                                        S. Blair Abernathy
                                        ExecutiveVice President



Dated:    October 30, 2000

                                 Exhibit Index
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

Exhibit                                                                                  Page
-------                                                                                  ----
99.1.     Salomon Computational Materials filed on Form SE dated October 30, 2000.                                 6


                                 EXHIBIT 99.1
                                 ------------

Salomon Computational Materials filed on Form SE dated October 30, 2000.